SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  August 9, 1996



                              IVI Publishing, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


        0-22212                                          41-1686038
(Commission File Number)                 (I.R.S. Employer Identification Number)


                             7500 Flying Cloud Drive
                          Eden Prairie, Minnesota 55344
               (Address of Principal Executive Offices) (Zip Code)


                                  612-996-6000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.           Other Events.

         IVI Publishing, Inc. (the "Company") reported on August 12, 1996 that it had been informed by AT&T Corporation (AT&T) that AT&T was discontinuing the AT&T Healthsite as of Friday, August 9, 1996. The Company had entered into an agreement with AT&T on October 30, 1995 to provide health and medical related content for the AT&T Healthsite.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 1996

                                            IVI PUBLISHING, INC.



                                            By /s/ Joy A. Solomon
                                            Joy A. Solomon, President and
                                            Chief Executive Officer







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